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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):   JULY 16, 1998



                                 HELISYS, INC.
               (Exact name of Registrant as specified in charter)


DELAWARE                              0-27286                     95-4552813
(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)

24015 GARNIER STREET, TORRANCE, CALIFORNIA                              90505
(Address of principal executive offices)                              (Zip code)


      Registrant's telephone number, including area code:  (310) 891-0600


                                NOT APPLICABLE
        (Former name or former address, if changed, since last report)



                              Page 1 of 4 Pages
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ITEM 5. OTHER EVENTS

     On July 16, 1998, the Board of Directors of Helisys, Inc. (the "Company") appointed Gary Moscovitz as Chief Executive Officer of the Company, succeeding Michael Feygin, who shall continue to serve as Chairman of the Board of Directors of the Company and as the Company's Chief Technology Officer. Mr. Moscovitz joined the Company in March 1998, as President and Chief Operating Officer.


ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

   (b)  Exhibit 20.1    Press Release dated July 20, 1998.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HELISYS, INC.



Date:  July 21, 1998                By: /s/ Dave T. Okazaki
                                       -----------------------------------------
                                       Dave T. Okazaki, Chief Financial Officer